EXHIBIT 99.1

                 Computational Materials and/or ABS Term Sheet

CWALT0534CB_1A - Price/Yield - 1A3

Balance           $20,000,000.00   Delay           24              WAC              6.07            WAM               360
Coupon            5.15             Dated           7/1/2005        NET              5.5             WALA                0
Settle            7/29/2005        First Payment   8/25/2005

Price             40 PPC           50 PPC          65 PPC          85 PPC           100 PPC         110 PPC        125 PPC
                            Yield           Yield            Yield            Yield          Yield          Yield          Yield
            96-00           5.497           5.506            5.528            5.577          5.641          5.710          5.863
            96-04           5.487           5.495            5.516            5.564          5.626          5.693          5.840
            96-08           5.477           5.485            5.505            5.551          5.611          5.675          5.817
            96-12           5.466           5.474            5.494            5.538          5.595          5.657          5.794
            96-16           5.456           5.464            5.483            5.525          5.580          5.640          5.771
            96-20           5.446           5.453            5.471            5.512          5.565          5.622          5.748
            96-24           5.436           5.443            5.460            5.499          5.550          5.605          5.726
            96-28           5.426           5.432            5.449            5.486          5.535          5.587          5.703
            97-00           5.416           5.422            5.438            5.473          5.520          5.570          5.680
            97-04           5.406           5.412            5.427            5.460          5.505          5.552          5.657
            97-08           5.396           5.401            5.416            5.448          5.490          5.535          5.635
            97-12           5.386           5.391            5.405            5.435          5.475          5.518          5.612
            97-16           5.375           5.381            5.393            5.422          5.460          5.500          5.590
            97-20           5.365           5.370            5.382            5.409          5.445          5.483          5.567
            97-24           5.355           5.360            5.371            5.397          5.430          5.466          5.545
            97-28           5.346           5.350            5.360            5.384          5.415          5.448          5.522
            98-00           5.336           5.340            5.349            5.371          5.400          5.431          5.500

              WAL           23.47           22.05            19.31            15.28          12.10           9.89           6.94
         Mod Durn          12.718          12.347           11.515           10.000          8.525          7.354          5.653
 Principal Window   Aug08 - Jul35   Aug08 - Jul35    Aug08 - Jul35    Aug08 - Jul35  Aug08 - Jul35  Aug08 - Jul35  Aug08 - Mar14



      Yield Curve Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                  Yld 2.9811 3.2228 3.6928 3.7317 3.8334 4.0454 4.3304



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction

CWALT0534CB_1A - Price/Yield - 1A3

Balance            $20,000,000.00   Delay          24              WAC            6.07            WAM               360
Coupon             5.15             Dated          7/1/2005        NET            5.5             WALA                0
Settle             7/29/2005        First Payment  8/25/2005

Price              40 PPC           50 PPC         65 PPC          85 PPC         100 PPC         110 PPC        125 PPC
                             Yield          Yield          Yield          Yield           Yield          Yield          Yield
            98-00            5.336          5.340          5.349          5.371           5.400          5.431          5.500
            98-04            5.326          5.329          5.338          5.359           5.385          5.414          5.477
            98-08            5.316          5.319          5.327          5.346           5.371          5.397          5.455
            98-12            5.306          5.309          5.317          5.333           5.356          5.380          5.433
            98-16            5.296          5.299          5.306          5.321           5.341          5.363          5.410
            98-20            5.286          5.289          5.295          5.308           5.326          5.345          5.388
            98-24            5.276          5.278          5.284          5.296           5.312          5.328          5.366
            98-28            5.267          5.268          5.273          5.283           5.297          5.311          5.344
            99-00            5.257          5.258          5.262          5.271           5.282          5.294          5.321
            99-04            5.247          5.248          5.251          5.258           5.268          5.277          5.299
            99-08            5.237          5.238          5.241          5.246           5.253          5.260          5.277
            99-12            5.227          5.228          5.230          5.233           5.238          5.244          5.255
            99-16            5.218          5.218          5.219          5.221           5.224          5.227          5.233
            99-20            5.208          5.208          5.208          5.209           5.209          5.210          5.211
            99-24            5.198          5.198          5.198          5.196           5.195          5.193          5.189
            99-28            5.189          5.188          5.187          5.184           5.180          5.176          5.167
           100-00            5.179          5.178          5.176          5.172           5.166          5.159          5.145

              WAL            23.47          22.05          19.31          15.28           12.10           9.89           6.94
         Mod Durn           12.853         12.471         11.620         10.079           8.585          7.403          5.678
 Principal Window    Aug08 - Jul35  Aug08 - Jul35  Aug08 - Jul35  Aug08 - Jul35   Aug08 - Jul35  Aug08 - Jul35  Aug08 - Mar14



      Yield Curve Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                  Yld 2.9811 3.2228 3.6928 3.7317 3.8334 4.0454 4.3304

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction

CWALT0534CB_1A - Price/Yield - 1A3

Balance           $20,000,000.00   Delay           24              WAC             6.07           WAM                     360
Coupon            5.15             Dated           7/1/2005        NET             5.5            WALA                      0
Settle            7/29/2005        First Payment   8/25/2005

Price             40 PPC           50 PPC          65 PPC          85 PPC          100 PPC        110 PPC         125 PPC
                            Yield          Yield           Yield           Yield           Yield          Yield           Yield
           100-00           5.179          5.178           5.176           5.172           5.166          5.159           5.145
           100-04           5.169          5.168           5.166           5.159           5.151          5.143           5.123
           100-08           5.160          5.158           5.155           5.147           5.137          5.126           5.102
           100-12           5.150          5.148           5.144           5.135           5.123          5.109           5.080
           100-16           5.141          5.139           5.134           5.123           5.108          5.093           5.058
           100-20           5.131          5.129           5.123           5.110           5.094          5.076           5.036
           100-24           5.122          5.119           5.113           5.098           5.079          5.059           5.015
           100-28           5.112          5.109           5.102           5.086           5.065          5.043           4.993
           101-00           5.103          5.099           5.091           5.074           5.051          5.026           4.971
           101-04           5.093          5.090           5.081           5.062           5.037          5.010           4.950
           101-08           5.084          5.080           5.070           5.050           5.022          4.993           4.928
           101-12           5.074          5.070           5.060           5.038           5.008          4.977           4.907
           101-16           5.065          5.060           5.050           5.026           4.994          4.960           4.885
           101-20           5.055          5.051           5.039           5.013           4.980          4.944           4.864
           101-24           5.046          5.041           5.029           5.001           4.966          4.927           4.842
           101-28           5.036          5.031           5.018           4.989           4.952          4.911           4.821
           102-00           5.027          5.022           5.008           4.977           4.938          4.895           4.799

              WAL           23.47          22.05           19.31           15.28           12.10           9.89            6.94
         Mod Durn          12.984         12.592          11.722          10.155           8.645          7.451           5.703
 Principal Window   Aug08 - Jul35  Aug08 - Jul35   Aug08 - Jul35   Aug08 - Jul35   Aug08 - Jul35  Aug08 - Jul35   Aug08 - Mar14


      Yield Curve Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                  Yld 2.9811 3.2228 3.6928 3.7317 3.8334 4.0454 4.3304


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction

CWALT0534CB_1A - Price/Yield - 1A3

Balance            $20,000,000.00   Delay           24              WAC             6.07            WAM              360
Coupon             5.15             Dated           7/1/2005        NET             5.5             WALA               0
Settle             7/29/2005        First Payment   8/25/2005

Price              100 PSA          150 PSA         200 PSA         250 PSA         300 PSA         350 PSA         400 PSA
                             Yield          Yield           Yield           Yield           Yield           Yield           Yield
            96-00            5.491          5.499           5.514           5.538           5.570           5.614           5.682
            96-04            5.481          5.489           5.503           5.526           5.557           5.600           5.665
            96-08            5.471          5.479           5.493           5.514           5.544           5.585           5.648
            96-12            5.461          5.468           5.482           5.503           5.532           5.571           5.632
            96-16            5.451          5.458           5.471           5.491           5.519           5.557           5.615
            96-20            5.441          5.448           5.460           5.480           5.506           5.543           5.599
            96-24            5.431          5.438           5.450           5.468           5.494           5.529           5.582
            96-28            5.422          5.427           5.439           5.457           5.481           5.514           5.566
            97-00            5.412          5.417           5.428           5.445           5.468           5.500           5.549
            97-04            5.402          5.407           5.418           5.434           5.456           5.486           5.533
            97-08            5.392          5.397           5.407           5.422           5.443           5.472           5.516
            97-12            5.382          5.387           5.396           5.411           5.431           5.458           5.500
            97-16            5.372          5.377           5.386           5.399           5.418           5.444           5.483
            97-20            5.362          5.367           5.375           5.388           5.406           5.430           5.467
            97-24            5.353          5.357           5.364           5.377           5.393           5.416           5.451
            97-28            5.343          5.347           5.354           5.365           5.381           5.402           5.435
            98-00            5.333          5.337           5.343           5.354           5.368           5.388           5.418

              WAL            24.53          23.10           20.88           18.29           15.70           13.20           10.66
         Mod Durn           12.966         12.625          12.012          11.171          10.189           9.087           7.800
 Principal Window    Aug08 - Jul35  Aug08 - Jul35   Aug08 - Jul35   Aug08 - Jul35   Aug08 - Jul35   Aug08 - Jul35   Aug08 - Jul35




Price                500 PSA        750 PSA
                             Yield           Yield
            96-00            5.887           6.196
            96-04            5.863           6.161
            96-08            5.839           6.127
            96-12            5.815           6.092
            96-16            5.792           6.058
            96-20            5.768           6.024
            96-24            5.744           5.989
            96-28            5.721           5.955
            97-00            5.697           5.921
            97-04            5.674           5.887
            97-08            5.650           5.852
            97-12            5.627           5.818
            97-16            5.604           5.784
            97-20            5.580           5.750
            97-24            5.557           5.716
            97-28            5.534           5.683
            98-00            5.510           5.649

              WAL             6.64            4.31
         Mod Durn            5.457           3.753
 Principal Window    Aug08 - Apr13   Aug08 - Feb10


      Yield Curve Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                  Yld 2.9811 3.2228 3.6928 3.7317 3.8334 4.0454 4.3304



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction

CWALT0534CB_1A - Price/Yield - 1A3

Balance            $20,000,000.00   Delay           24              WAC             6.07           WAM              360
Coupon             5.15             Dated           7/1/2005        NET             5.5            WALA               0
Settle             7/29/2005        First Payment   8/25/2005

Price              100 PSA          150 PSA         200 PSA         250 PSA         300 PSA        350 PSA        400 PSA
                             Yield          Yield           Yield           Yield           Yield          Yield          Yield
            98-00            5.333          5.337           5.343           5.354           5.368          5.388          5.418
            98-04            5.323          5.327           5.333           5.343           5.356          5.374          5.402
            98-08            5.314          5.317           5.322           5.331           5.343          5.360          5.386
            98-12            5.304          5.307           5.312           5.320           5.331          5.346          5.370
            98-16            5.294          5.297           5.301           5.309           5.319          5.333          5.354
            98-20            5.285          5.287           5.291           5.297           5.306          5.319          5.338
            98-24            5.275          5.277           5.281           5.286           5.294          5.305          5.321
            98-28            5.265          5.267           5.270           5.275           5.282          5.291          5.305
            99-00            5.256          5.257           5.260           5.264           5.270          5.277          5.289
            99-04            5.246          5.247           5.249           5.253           5.257          5.264          5.273
            99-08            5.237          5.237           5.239           5.242           5.245          5.250          5.257
            99-12            5.227          5.228           5.229           5.231           5.233          5.236          5.241
            99-16            5.217          5.218           5.218           5.219           5.221          5.223          5.225
            99-20            5.208          5.208           5.208           5.208           5.209          5.209          5.210
            99-24            5.198          5.198           5.198           5.197           5.197          5.195          5.194
            99-28            5.189          5.189           5.188           5.186           5.184          5.182          5.178
           100-00            5.180          5.179           5.177           5.175           5.172          5.168          5.162

              WAL            24.53          23.10           20.88           18.29           15.70          13.20          10.66
         Mod Durn           13.108         12.757          12.127          11.269          10.269          9.152          7.851
 Principal Window    Aug08 - Jul35  Aug08 - Jul35   Aug08 - Jul35   Aug08 - Jul35   Aug08 - Jul35  Aug08 - Jul35  Aug08 - Jul35



Price               500 PSA        750 PSA
                            Yield           Yield
            98-00           5.510           5.649
            98-04           5.487           5.615
            98-08           5.464           5.581
            98-12           5.441           5.548
            98-16           5.418           5.514
            98-20           5.395           5.481
            98-24           5.372           5.447
            98-28           5.349           5.414
            99-00           5.326           5.380
            99-04           5.303           5.347
            99-08           5.280           5.314
            99-12           5.257           5.280
            99-16           5.234           5.247
            99-20           5.211           5.214
            99-24           5.189           5.181
            99-28           5.166           5.148
           100-00           5.143           5.115

              WAL            6.64            4.31
         Mod Durn           5.480           3.768
 Principal Window   Aug08 - Apr13   Aug08 - Feb10



      Yield Curve Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                  Yld 2.9811 3.2228 3.6928 3.7317 3.8334 4.0454 4.3304

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction

CWALT0534CB_1A - Price/Yield - 1A3

Balance           $20,000,000.00   Delay          24             WAC            6.07           WAM             360
Coupon            5.15             Dated          7/1/2005       NET            5.5            WALA              0
Settle            7/29/2005        First Payment  8/25/2005

Price             100 PSA          150 PSA        200 PSA        250 PSA        300 PSA        350 PSA        400 PSA
                            Yield          Yield          Yield          Yield          Yield          Yield          Yield
           100-00           5.180          5.179          5.177          5.175          5.172          5.168          5.162
           100-04           5.170          5.169          5.167          5.164          5.160          5.155          5.146
           100-08           5.161          5.159          5.157          5.153          5.148          5.141          5.130
           100-12           5.151          5.150          5.147          5.142          5.136          5.128          5.115
           100-16           5.142          5.140          5.137          5.131          5.124          5.114          5.099
           100-20           5.133          5.131          5.127          5.121          5.112          5.101          5.083
           100-24           5.123          5.121          5.116          5.110          5.100          5.087          5.068
           100-28           5.114          5.111          5.106          5.099          5.088          5.074          5.052
           101-00           5.105          5.102          5.096          5.088          5.076          5.061          5.036
           101-04           5.095          5.092          5.086          5.077          5.064          5.047          5.021
           101-08           5.086          5.083          5.076          5.066          5.053          5.034          5.005
           101-12           5.077          5.073          5.066          5.055          5.041          5.020          4.990
           101-16           5.067          5.064          5.056          5.045          5.029          5.007          4.974
           101-20           5.058          5.054          5.046          5.034          5.017          4.994          4.959
           101-24           5.049          5.045          5.036          5.023          5.005          4.981          4.943
           101-28           5.040          5.035          5.026          5.012          4.993          4.967          4.928
           102-00           5.031          5.026          5.016          5.002          4.982          4.954          4.912

              WAL           24.53          23.10          20.88          18.29          15.70          13.20          10.66
         Mod Durn          13.248         12.886         12.240         11.364         10.347          9.216          7.902
 Principal Window   Aug08 - Jul35  Aug08 - Jul35  Aug08 - Jul35  Aug08 - Jul35  Aug08 - Jul35  Aug08 - Jul35  Aug08 - Jul35


Price              500 PSA        750 PSA
                           Yield           Yield
           100-00          5.143           5.115
           100-04          5.121           5.082
           100-08          5.098           5.049
           100-12          5.075           5.016
           100-16          5.053           4.983
           100-20          5.030           4.951
           100-24          5.008           4.918
           100-28          4.985           4.885
           101-00          4.963           4.853
           101-04          4.940           4.820
           101-08          4.918           4.788
           101-12          4.896           4.755
           101-16          4.874           4.723
           101-20          4.851           4.690
           101-24          4.829           4.658
           101-28          4.807           4.626
           102-00          4.785           4.593

              WAL           6.64            4.31
         Mod Durn          5.503           3.783
 Principal Window  Aug08 - Apr13   Aug08 - Feb10



      Yield Curve Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                  Yld 2.9811 3.2228 3.6928 3.7317 3.8334 4.0454 4.3304

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction

                                                       CWALT0534CB_1A44 -- 1A1
DEUTSCHE BANK SECURITIES

Balance     $25,000,000.00    Delay             0                   Index                LIBOR_1MO | 0 WAC     6.0700 WAM      360
Coupon      3.6500            Dated             07/25/2005          Mult / Margin        1.0 / .40     NET     5.5000 WALA     0
Settle      07/29/2005        First Payment     08/25/2005          Cap / Floor          9.5 / .40

-----------------------------------------------------------------------------------------------------------------
Price       200bp, 200 ...     200bp, 200 ...      200bp, 200 ...       200bp, 200 ...      200bp, 200 ...
            PPC, Call (Y)       PPC, Call (Y)       PPC, Call (Y)       PPC, Call (Y)        PPC, Call (Y)
-----------------------------------------------------------------------------------------------------------------
            Disc Margin          Disc Margin       Disc Margin         Disc Margin           Disc Margin
-----------------------------------------------------------------------------------------------------------------
99-24                   58                 58                  58                   58                   58
99-25                   56                 56                  56                   56                   56
99-26                   53                 53                  53                   53                   53
99-27                   51                 51                  51                   51                   51
99-28                   49                 49                  49                   49                   49
99-29                   47                 47                  47                   47                   47
99-30                   44                 44                  44                   44                   44
99-31                   42                 42                  42                   42                   42
100-00                  40                 40                  40                   40                   40
100-01                  38                 38                  38                   38                   38
100-02                  36                 36                  36                   36                   36
100-03                  33                 33                  33                   33                   33
100-04                  31                 31                  31                   31                   31
100-05                  29                 29                  29                   29                   29
100-06                  27                 27                  27                   27                   27
100-07                  24                 24                  24                   24                   24
100-08                  22                 22                  22                   22                   22

WAL                   1.50               1.50                1.50                 1.50                 1.50
Mod Durn             1.367              1.367               1.367                1.367                1.367

LIBOR_1MO     3.601831 ...       3.601831 ...        3.601831 ...          3.601831 ...        3.601831 ...
-----------------------------------------------------------------------------------------------------------------

Yield Curve  Mat      3MO     6MO     2YR     3YR      5YR    10YR     30YR
             Yld   3.1988  3.4341  3.8246  3.8776   3.9523  4.1576   4.3993

-----------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, Prior to making any investment forecasts, predictions, or opinions with respect to value. decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.


                                             CWALT0534CB_1A44 -- 1A1
DEUTSCHE BANK SECURITIES

Balance     $25,000,000.00     Delay             0                 Index                 LIBOR_1MO | 0 WAC       6.0700 WAM     360
Coupon      3.6500             Dated             07/25/2005        Mult / Margin         1.0 / .40     NET       5.5000 WALA    0
Settle      07/29/2005         First Payment     08/25/2005        Cap / Floor           9.5 / .40

-----------------------------------------------------------------------------------------------------------------
               100bp, 5 CPR,     100bp, 10 CPR,     100bp, 15 CPR,        100bp, 20 CPR,      100bp, 25 CPR,
Price
                Call (Y)            Call (Y)            Call (Y)            Call (Y)             Call (Y)
-----------------------------------------------------------------------------------------------------------------
               Disc Margin        Disc Margin         Disc Margin          Disc Margin          Disc Margin
-----------------------------------------------------------------------------------------------------------------
99-24                  -11                 13                  49                   61                   68
99-25                  -11                 12                  47                   58                   65
99-26                  -12                 11                  46                   55                   61
99-27                  -12                 11                  44                   53                   58
99-28                  -12                 10                  43                   50                   54
99-29                  -13                  9                  41                   48                   50
99-30                  -13                  8                  39                   45                   47
99-31                  -13                  8                  38                   43                   43
100-00                 -14                  7                  36                   40                   40
100-01                 -14                  6                  35                   37                   36
100-02                 -14                  6                  33                   35                   33
100-03                 -15                  5                  31                   32                   29
100-04                 -15                  4                  30                   30                   26
100-05                 -15                  3                  28                   27                   23
100-06                 -16                  3                  27                   25                   19
100-07                 -16                  2                  25                   22                   16
100-08                 -17                  1                  23                   20                   12

WAL                  12.90               5.50                2.16                 1.28                 0.93
Mod Durn             8.530              4.227               1.920                1.193                0.874

LIBOR_1MO     3.601831 ...       3.601831 ...        3.601831 ...         3.601831 ...         3.601831 ...
-----------------------------------------------------------------------------------------------------------------

Yield Curve    Mat     3MO     6MO     2YR      3YR     5YR     10YR     30YR
               Yld  3.1988  3.4341  3.8246   3.8776  3.9523   4.1576   4.3993

-----------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, Prior to making any investment forecasts, predictions, or opinions with respect to value. decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

                                                       CWALT0534CB_1A44 -- 1A1
DEUTSCHE BANK SECURITIES

Balance     $25,000,000.00     Delay             0                 Index                 LIBOR_1MO | 0 WAC       6.0700 WAM     360
Coupon      3.6500             Dated             07/25/2005        Mult / Margin         1.0 / .40     NET       5.5000 WALA    0
Settle      07/29/2005         First Payment     08/25/2005        Cap / Floor           9.5 / .40

-----------------------------------------------------------------------------------------------------------------
Price         200bp, 5 CPR,     200bp, 10 CPR,      200bp, 15 CPR,     200bp, 20 CPR,    200bp, 25 CPR,
               Call (Y)          Call (Y)             Call (Y)           Call (Y)           Call (Y)
-----------------------------------------------------------------------------------------------------------------
               Disc Margin       Disc Margin          Disc Margin        Disc Margin        Disc Margin
-----------------------------------------------------------------------------------------------------------------
99-24                  -88                -42                  42                 61                 68
99-25                  -89                -43                  40                 58                 65
99-26                  -89                -44                  38                 56                 61
99-27                  -90                -45                  37                 53                 58
99-28                  -90                -45                  35                 50                 54
99-29                  -90                -46                  33                 48                 51
99-30                  -91                -47                  32                 45                 47
99-31                  -91                -48                  30                 43                 44
100-00                 -91                -48                  29                 40                 40
100-01                 -92                -49                  27                 37                 36
100-02                 -92                -50                  25                 35                 33
100-03                 -93                -51                  24                 32                 29
100-04                 -93                -51                  22                 30                 26
100-05                 -93                -52                  20                 27                 22
100-06                 -94                -53                  19                 25                 19
100-07                 -94                -54                  17                 22                 15
100-08                 -94                -54                  16                 19                 12

WAL                  12.90               5.50                2.16               1.28               0.93
Mod Durn             8.322              4.104               1.883              1.179              0.866

LIBOR_1MO     3.601831 ...       3.601831 ...        3.601831 ...       3.601831 ...    3.601831 ...
-----------------------------------------------------------------------------------------------------------------

Yield Curve   Mat      3MO     6MO     2YR      3YR     5YR    10YR      30YR
              Yld   3.1988  3.4341  3.8246   3.8776  3.9523  4.1576    4.3993

-----------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, Prior to making any investment forecasts, predictions, or opinions with respect to value. decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

                                                       CWALT0534CB_1A44 -- 1A1
DEUTSCHE BANK SECURITIES

Balance     $25,000,000.00     Delay             0                 Index                 LIBOR_1MO | 0 WAC       6.0700 WAM     360
Coupon      3.6500             Dated             07/25/2005        Mult / Margin         1.0 / .40     NET       5.5000 WALA    0
Settle      07/29/2005         First Payment     08/25/2005        Cap / Floor           9.5 / .40

-------------------------------------------------------------------------------------------------------------
            100bp, 200 ...      100bp, 200 ...      100bp, 200 ...      100bp, 200 ...   100bp, 200 ...
Price
             PPC, Call (Y)       PPC, Call (Y)       PPC, Call (Y)       PPC, Call (Y)    PPC, Call (Y)
-------------------------------------------------------------------------------------------------------------
               Disc Margin         Disc Margin         Disc Margin         Disc Margin      Disc Margin
-------------------------------------------------------------------------------------------------------------
99-24                   58                  58                  58                  58               58
99-25                   55                  55                  55                  55               55
99-26                   53                  53                  53                  53               53
99-27                   51                  51                  51                  51               51
99-28                   49                  49                  49                  49               49
99-29                   47                  47                  47                  47               47
99-30                   44                  44                  44                  44               44
99-31                   42                  42                  42                  42               42
100-00                  40                  40                  40                  40               40
100-01                  38                  38                  38                  38               38
100-02                  36                  36                  36                  36               36
100-03                  33                  33                  33                  33               33
100-04                  31                  31                  31                  31               31
100-05                  29                  29                  29                  29               29
100-06                  27                  27                  27                  27               27
100-07                  25                  25                  25                  25               25
100-08                  22                  22                  22                  22               22

WAL                   1.50                1.50                1.50                1.50             1.50
Mod Durn             1.386               1.386               1.386               1.386            1.386

LIBOR_1MO     3.601831 ...        3.601831 ...        3.601831 ...        3.601831 ...     3.601831 ...
-------------------------------------------------------------------------------------------------------------

Yield Curve  Mat    3MO     6MO     2YR      3YR      5YR      10YR    30YR
             Yld 3.1988  3.4341  3.8246   3.8776   3.9523    4.1576  4.3993

-------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, Prior to making any investment forecasts, predictions, or opinions with respect to value. decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.